DEBT
      STRATEGIES
      FUND, INC.

[GRAPHIC OMITTED]

STRATEGIC
         Performance

      Semi-Annual Report
      August 31, 1997

DEBT STRATEGIES FUND, INC.

The Benefits and
Risks of
Leveraging

Debt Strategies Fund, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield. Should the differential between the underlying interest rates narrow, the incremental yield "pick up" will be reduced. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the entire portfolio holdings resulting therefrom since the assets obtained from leverage do not fluctuate.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

                                     Debt Strategies Fund, Inc., August 31, 1997

DEAR SHAREHOLDER

We are pleased to provide you with this first semi-annual report for Debt Strategies Fund, Inc. The Fund's investment objective is to seek to provide current income by investing primarily in a diversified portfolio of US companies' debt instruments, including corporate loans made by banks and other financial institutions and both publicly offered and privately placed corporate bonds and notes. The securities are rated in the lower rating categories of the established rating services (Baa or lower by Moody's Investors Service, Inc. (Moody's) or BBB or lower by Standard & Poor's Ratings Service (S&P)) or unrated debt instruments of comparable quality. As a secondary objective, the Fund will seek capital appreciation. Up to 35% of the Fund's total assets may be invested in debt instruments which, at the time of investment, are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal or payment of interest or are rated in the lowest categories (Ca or lower by Moody's or CC or lower by S&P) or unrated debt instruments of comparable quality.

Since inception (May 30, 1997) through August 31, 1997, the total investment return on the Fund's Common Stock was +2.44%, based on a change in per share net asset value from $10.00 to $10.12, and assuming reinvestment of $0.124 per share income dividends. For the three-month period ended August 31, 1997, the Fund's total investment return was +2.54%, based on a change in per share net asset value from $9.99 to $10.12, and assuming reinvestment of $0.124 per share income dividends. During the same period, the net annualized yield of the Fund's Common Stock was 7.94%. At the end of the August quarter, the Fund was 11.0% leveraged, having borrowed $40.1 million of its $160 million credit facility at an average rate of 6.02%. (For a complete explanation of the benefits and risks of leverage, see page 1 of this report to shareholders.)

The Environment

After raising the target Federal Funds rate by 25 basis points (0.25%) in March, the Federal Reserve Board (FRB) held short-term interest rates steady throughout the remainder of the August quarter. Strong economic growth failed to ignite inflation, allowing the FRB to maintain stable monetary policy. However, the Treasury bond market experienced significant volatility during the August quarter. Treasury bonds responded negatively to economic strength and inflationary fears in the early part of the period, pushing the ten-year Treasury bond above 6.35% by late July. However, with increasing investor confidence in the economy's ability to grow without sparking inflation and bi-partisan efforts to balance the Federal budget, the ten-year Treasury bond rallied again to 6.10% by the end of September. Increasing evidence of noninflationary economic growth, together with continued strong corporate earnings, helped produce a significant rally in the US stock market. The Dow Jones Industrial Average and the Standard & Poor's 500 Index both traded to record levels by late summer.

Current consensus expectations are for the US economy's rate of growth to continue at a pace below the first quarter gross domestic product (GDP) growth of 5.9%. However, the 3.3% rate generated in the second quarter still reflects a strong economy. Currently, inflationary pressures remain contained, supported by the recent labor and unemployment reports showing moderate growth in wages along with a slight increase in unemployment. It remains to be seen whether economic activity moderates enough to rule out future FRB monetary policy tightenings.

High-yield markets benefited from a strong economy and generally solid capital markets during the August quarter. Growth enhanced credit quality, leading to improving credit statistics and low default rates. Leveraged loan and high-yield bond mutual funds experienced record inflows and institutional investors, attracted by high yields and perceived low credit risk, increased their allocations to both asset classes. Demand for bank loans again outpaced supply, even though 1997 year-to-date leveraged loan new-issue volume of $65.5 billion has surpassed 1996's volume by 6.0%. Insufficient new-issue supply caused many loan buyers to turn to the secondary market, contributing to strong loan liquidity and bids above par for performing term loans. Both London Interbank Offered Rate spreads and upfront fees came down as a result. However, the actual credit structures of the transactions brought to market continued to be strong relative to transactions generated in the late 1980s, when compared on the basis of equity invested and coverage ratios.

Demand for high-yield bonds continued the market rally that began early in the year, interrupted briefly by a correction in April with a back up in both the equity and bond markets. As in the loan market, continued steady inflows caused demand to exceed supply, despite record new issuances of $79.6 billion in the first eight months of 1997. The spread between the Merrill Lynch High Yield Master Index II and the ten-year Treasury bond narrowed from 379 basis points in March 1996 to 303 basis points at the beginning of March 1997 and 286 basis points by August 31, 1997. With few investors willing to sell existing positions into the secondary market for fear of not being able to replace them, the focus was on new issues, often resulting in significant oversubscriptions, small allocations and premium trading levels shortly after issuance.

Most industry groups shared in the strength exhibited by the high-yield loan and bond markets. Bonds of issuers in all sectors reported positive year-to-date 1997 returns. Cyclicals, including chemicals, steel, housing, automotive, aerospace and manufacturing, reported solid cash flow growth, resulting in bond returns for these industries above the unmanaged Merrill Lynch High Yield Master Index total return of +8.20%. Consumer products, food and drug and gaming and leisure issues also performed well. The healthcare, chemical and energy sectors underperformed the market, primarily because of already tight spreads early in the year. Media and communications issuers initially extended the rally that began with the 1996 Telecommunications Act. However, abundant supply driven by huge capital needs for network development negatively impacted returns late in the year. The domestic cable sector, previously under some pressure, benefited from a $1 billion investment by Microsoft Corp. in Comcast Corp.

Most high-yield bonds appear fully valued as reflected by the historically tight spreads to Treasury securities. However, continued low default rates and strong technicals should keep spreads tight through the remainder of the year. In addition to record mutual fund inflows, the high-yield market continued to benefit from investment by pension funds. More importantly, the high-yield market has benefited from demand from the numerous collateralized bond obligations raised since the beginning of the year.

Investment Strategy

At August 31, 1997, floating rate investments totaled 48.4% of the Fund's total assets, and fixed-rate investments totaled 51.6% of total assets. Approximately $120 million was available for additional borrowing under the Fund's leverage facility, based on its August 31, 1997 borrowing base. The Fund was fully invested by mid-August, at which time the leverage facility was enlisted to seek to enhance returns. We used leverage to seek to take advantage of the strong new-issue calendar in both the loan and high-yield bond markets in the face of a benign monetary policy by the FRB.

Since inception (May 30, 1997) through August 31, 1997, we focused on increasing the Fund's floating rate exposure. Several market factors limited our success in achieving a greater floating rate weighting. Investor demand for new issues allowed underwriters to use aggressive pricing to compete for new business and resulted in smaller allocations on attractively priced transactions. Refinancings of Fund investments were undertaken at lower spreads and often resulted in allocations smaller than the Fund's existing investments.

Tight loan market conditions and a favorable outlook for high-yield bonds caused us to turn to the bond market. We invested in new issues of companies with attractive fundamental outlooks at prices generally inexpensive relative to the secondary market. As with the floating rate market, demand for new issues resulted in small allocations, with add-on buying fueling price appreciation. We also pursued secondary market purchases of companies with solid business franchises that may have experienced short-term financial disappointments. These investments were pursued only if the borrower exhibited signs of overcoming short-term financial setbacks and if the bonds were priced at a discount to the market. We sold bond issues that had achieved significant price appreciation and spread compression and represented little additional upside potential, as well as those of companies with potential credit problems.

At August 31, 1997, the Fund's floating rate investments were diversified across 32 borrowers in 19 industries. Fixed-rate investments were diversified across 68 borrowers in 31 industries. The largest industry concentrations were: paper (8.5% of total assets); telephone communications (6.4%); building materials (5.9%); metals & mining (5.7%); and automotive & equipment (5.3%).

In Conclusion

We welcome shareholders to Debt Strategies Fund, Inc., and we look forward to reviewing the Fund's market environment and performance in our next report to shareholders.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ R. Douglas Henderson

R. Douglas Henderson
Vice President and Portfolio Manager

October 13, 1997


                                     2 & 3

                                     Debt Strategies Fund, Inc., August 31, 1997

SCHEDULE OF INVESTMENTS

                   S&P  Moody's   Face                                                                                      Value
INDUSTRIES       Rating Rating   Amount       Corporate Debt Obligations**+                                     Cost      (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
Advertising--1.0%   B    B1  $ 3,000,000  Outdoor Systems, Inc., 8.875% due 6/15/2007 (b)                  $ 2,975,815  $ 3,052,500
-----------------------------------------------------------------------------------------------------------------------------------
Aerospace--1.5%                           Whittaker Corporation:
                    NR*  NR*   2,658,165   Revolving Credit, due 4/09/2001                                   2,658,165    2,661,487
                    NR*  NR*   1,967,195   Term Loan, due 4/09/2001                                          1,964,762    1,969,654
                                                                                                           -----------  -----------
                                                                                                             4,622,927    4,631,141
-----------------------------------------------------------------------------------------------------------------------------------
Agricultural        NR*  NR*   3,000,000  Sun World International Inc., 11.25% due 4/15/2004 (b)             3,146,250    3,217,500
Products--1.0%
-----------------------------------------------------------------------------------------------------------------------------------
Amusement &         B    B2    2,000,000  AMC Entertainment Inc., 9.50% due 3/15/2009 (b)                    2,082,500    2,000,000
Recreational                              AMF Group Inc.:
Services--5.5%      NR*  NR*   2,353,659   Revolving Credit, due 3/31/2002                                   2,353,659    2,353,659
                    NR*  NR*   2,560,976   Term Loan C, due 3/31/2002                                        2,576,982    2,570,579
                    B-   B3    1,000,000  Hollywood Theater Inc., 10.625% due 8/01/2007 (b)                  1,000,000    1,032,500
                    NR*  NR*   3,000,000  Marvel Entertainment Group Inc., Term Loan B, due 2/28/2002        2,001,778    1,980,000
                                          Metro Goldwyn Mayer (MGM):
                    NR*  NR*   2,278,571   Revolving Credit, due 9/30/2001                                   2,278,571    2,277,147
                    NR*  NR*   1,785,714   Term Loan A, due 9/30/2001                                        1,777,106    1,784,598
                    B    B2    3,350,000  Riddell Sports, Inc., Senior Notes, 10.50% due 7/15/2007 (b)       3,393,875    3,484,000
                                                                                                           -----------  -----------
                                                                                                            17,464,471   17,482,483
-----------------------------------------------------------------------------------------------------------------------------------
Apparel--1.3%       B+   B2    3,000,000  Brazos Sportswear, Inc., 10.50% due 7/01/2007 (b)                  2,977,417    2,970,000
                    B-   B3    1,175,000  GFSI, Inc., 9.625% due 3/01/2007 (b)                               1,198,500    1,204,375
                                                                                                           -----------  -----------
                                                                                                             4,175,917    4,174,375
-----------------------------------------------------------------------------------------------------------------------------------
Automotive &        NR*  NR*   3,000,000  AM General Corporation, 12.875% due 5/01/2002                      3,037,500    3,165,000
Equipment--6.0%     B    B3    3,000,000  APS Inc., 11.875% due 1/15/2006                                    2,914,941    2,640,000
                    NR*  NR*   5,000,000  Advanced Accessory, Term Loan B, due 10/30/2004                    4,990,072    5,003,125
                    B-   B3    2,000,000  Cambridge Industries, Inc., 10.25% due 7/15/2007 (b)               2,000,000    2,060,000
                    B-   NR*   3,000,000  Oxford Automotive, Inc., 10.125% due 6/15/2007 (b)                 2,995,580    3,082,500
                    B-   B3    3,000,000  Safety Components International, Inc., 10.125% due 7/15/2007 (b)   3,000,000    3,030,000
                                                                                                           -----------  -----------
                                                                                                            18,938,093   18,980,625
-----------------------------------------------------------------------------------------------------------------------------------
Broadcast--Radio &  B-   NR*   4,000,000  Capstar Broadcasting Partner, 9.25% due 7/01/2007 (b)              3,984,441    4,050,000
Television--3.1%    B-   Caa   3,000,000  EchoStar DBS Communications Corporation, 12.50% due 7/01/2002 (b)  3,000,000    3,052,500
                    B+   B1    2,485,000  Telewest Communications PLC, 9.625% due 10/01/2006                 2,612,963    2,596,825
                                                                                                           -----------  -----------
                                                                                                             9,597,404    9,699,325
-----------------------------------------------------------------------------------------------------------------------------------
Building            NR*  NR*   3,750,000  Amerimax Holding, Inc., Term Loan C, due 6/30/2004                 3,745,373    3,750,000
Materials--6.7%     NR*  NR*   5,000,000  Dal-Tile International Inc., Term Loan B, due 12/31/2003           4,975,591    4,984,375
                    NR*  NR*   2,521,031  Euramax International Ltd., Term Loan B, due 6/30/2004             2,517,920    2,521,031
                    NR*  NR*   3,750,000  Falcon Building Products, Inc., Term Loan, due 6/30/2005           3,735,268    3,754,687
                    BB-  Ba3   5,500,000  John's Manville International Group, 10.875% due 12/15/2004        6,181,250    6,153,125
                                                                                                           -----------  -----------
                                                                                                            21,155,402   21,163,218
-----------------------------------------------------------------------------------------------------------------------------------
Casinos--2.8%       B+   B2    3,000,000  Autotote Corporation (Class A), 10.875% due 8/01/2004 (b)          3,000,000    3,060,000
                    BB   Ba3   3,500,000  Grand Casinos, Inc., 10.125% due 12/01/2003                        3,703,750    3,727,500
                    BB-  B1    2,000,000  Trump Atlantic City Association/Funding Inc., 11.25%
                                           due 5/01/2006                                                     2,020,000    1,950,000
                                                                                                           -----------  -----------
                                                                                                             8,723,750    8,737,500
-----------------------------------------------------------------------------------------------------------------------------------
Chemicals--5.1%     B+   B1    2,000,000  DI Industries, Inc., 8.875% due 7/01/2007                          1,990,271    1,992,500
                    B+   B2    6,000,000  Huntsman Corporation (Floater), 9.093% due 7/01/2007 (b)           6,000,000    6,195,000
                    NR*  NR*   5,000,000  Pioneer American Holding Corporation, Term Loan, due 12/05/2006    4,995,061    5,028,125
                    BB-  NR*   3,000,000  Trikem S.A., 10.625% due 7/24/2007 (b)                             2,996,034    3,030,000
                                                                                                           -----------  -----------
                                                                                                            15,981,366   16,245,625
-----------------------------------------------------------------------------------------------------------------------------------
Computer            NR*  NR*  10,000,000  DecisionOne Corporation, Term Loan B, due 8/07/2005                9,985,089    9,987,500
Equipment--3.2%
-----------------------------------------------------------------------------------------------------------------------------------
Consumer            NR*  NR*   2,187,500  Hedstrom Corp., Term Loan B, due 6/30/2005                         2,179,452    2,190,234
Products--0.7%
-----------------------------------------------------------------------------------------------------------------------------------
Diversified--2.2%   B-   B3    3,000,000  Ameriserve Food Company, 10.125% due 7/15/2007 (b)                 3,000,000    3,075,000
                    NR*  NR*   1,711,900  Ameriserve Food Company, Term Loan A, due 6/30/2003                1,720,459    1,721,529
                    B+   B3    2,000,000  Insilco Corporation, 10.25% due 8/15/2007 (b)                      2,000,000    2,022,500
                                                                                                           -----------  -----------
                                                                                                             6,720,459    6,819,029
-----------------------------------------------------------------------------------------------------------------------------------
Drilling--2.3%      B+   Ba3   3,000,000  Falcon Drilling Company, Inc., 9.75% due 1/15/2001                 3,172,500    3,142,500
                    NR*  NR*   4,000,000  Key Energy Group, Inc., Term Loan, due 6/30/2004                   3,992,196    4,030,000
                                                                                                           -----------  -----------
                                                                                                             7,164,696    7,172,500
-----------------------------------------------------------------------------------------------------------------------------------
Electronics/
Electrical                                Amphenol Corporation:
Components--4.0%    NR*  NR*   2,275,000   Term Loan B, due 3/31/2002                                        2,317,656    2,302,727
                    NR*  NR*   2,161,250   Term Loan C, due 3/31/2003                                        2,201,773    2,188,941
                    B-   B3    2,000,000  Federal Data Corp., 10.125% due 8/01/2005 (b)                      2,000,000    2,040,000
                    B+   B3    1,000,000  High Voltage Engineering Corp., 10.50% due 8/15/2004 (b)           1,000,000    1,007,500
                    NR*  NR*   5,000,000  International Wire Group, Inc., Term Loan B, due 9/30/2003         4,995,128    5,010,000
                                                                                                           -----------  -----------
                                                                                                            12,514,557   12,549,168
-----------------------------------------------------------------------------------------------------------------------------------
Energy--4.5%        B-   B3    3,000,000  Belden & Blake Energy Company, 9.875% due 6/15/2007 (b)            3,000,000    2,977,500
                    B    B2    2,000,000  Forcenergy Inc., 8.50% due 2/15/2007                               1,975,402    1,972,500
                    B+   B2    4,000,000  Snyder Oil Corporation, 8.75% due 6/15/2007                        3,978,224    4,020,000
                                          Transamerican Energy Corp. (b):
                    B+   B3    1,500,000   11.50% due 6/15/2002                                              1,500,000    1,458,750
                    B+   B3    2,500,000   13% due 6/15/2002 (d)                                             1,996,161    1,906,250
                    B-   B2    2,000,000  United Refining Company, 10.75% due 6/15/2007 (b)                  2,000,000    2,010,000
                                                                                                           -----------  -----------
                                                                                                            14,449,787   14,345,000
-----------------------------------------------------------------------------------------------------------------------------------
Financial           B+   B1    3,000,000  Delta Financial Corporation, 9.50% due 8/01/2004                   2,985,670    2,977,500
Services--0.9%
-----------------------------------------------------------------------------------------------------------------------------------
Food & Kindred      B-   B3    2,500,000  B & G Foods Inc., 9.625% due 8/01/2007 (b)                         2,500,000    2,475,000
Products--3.7%      B-   B3    4,000,000  Envirodyne Industries, Inc., 10.25% due 12/01/2001                 4,030,000    4,010,000


                                     4 & 5

                                     Debt Strategies Fund, Inc., August 31, 1997

                   S&P  Moody's   Face                                                                                      Value
INDUSTRIES       Rating Rating   Amount       Corporate Debt Obligations**+                                     Cost      (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
Food & Kindred                            International HomeFoods, Inc.:
Products            NR*  NR*  $  162,562   Revolving Credit, due 3/31/2003                                 $   162,562  $   162,714
(concluded)         NR*  NR*   3,982,759   Term Loan A, due 3/31/2003                                        4,002,672    3,993,960
                    B    B2    1,000,000  SC International Services, Inc., 9.25% due 9/01/2007 (b)             998,681    1,001,250
                                                                                                           -----------  -----------
                                                                                                            11,693,915   11,642,924
-----------------------------------------------------------------------------------------------------------------------------------
Foreign--0.6%       BB-  B1    2,000,000  Republic of Brazil, 10.125% due 5/15/2027                          1,864,825    1,945,000
-----------------------------------------------------------------------------------------------------------------------------------
Forest Products--   B    B3    3,000,000  Ainsworth Lumber Company, 12.50% due 7/15/2007 (b)(c)              2,917,740    2,914,261
1.4%                BB   B1    1,500,000  Tembec Finance Corp., 9.875% due 9/30/2005                         1,556,250    1,571,250
                                                                                                           -----------  -----------
                                                                                                             4,473,990    4,485,511
-----------------------------------------------------------------------------------------------------------------------------------
Furniture &         NR*  NR*   5,000,000  Furniture Brands International Inc., Term Loan, due 6/27/2007      5,000,000    5,025,000
Fixtures--2.6%      B-   B3    3,000,000  Omega Cabinets Ltd., 10.50% due 6/15/2007 (b)                      3,000,000    3,033,750
                                                                                                           -----------  -----------
                                                                                                             8,000,000    8,058,750
-----------------------------------------------------------------------------------------------------------------------------------
General Merchandise                       Specialty Retailers, Inc. (b):
Stores--1.0%        BB-  Ba3   1,500,000    8.50% due 7/15/2005                                              1,500,000    1,526,250
                    B-   B2    1,500,000    9% due 7/15/2007                                                 1,494,966    1,515,000
                                                                                                           -----------  -----------
                                                                                                             2,994,966    3,041,250
-----------------------------------------------------------------------------------------------------------------------------------
Grocery Stores--4.2%                      Bruno's Inc.:
                    NR*  NR*   4,053,333    Revolving Credit, due 6/02/2003                                  4,053,333    3,946,933
                    NR*  NR*   4,000,000    Term Loan A, due 6/02/2005                                       4,010,000    3,980,000
                    NR*  NR*   5,333,333  Itaperuna Participacoes S.A., Term Loan, due 6/02/2002             5,293,987    5,346,667
                                                                                                           -----------  -----------
                                                                                                            13,357,320   13,273,600
-----------------------------------------------------------------------------------------------------------------------------------
Health Services--   NR*  NR*   3,000,000  FPA Medical Management, Inc., Term Loan, due 9/30/2001             2,995,609    3,000,000
5.7%                B-   B3    3,000,000  Graham-Field Health Products, Inc., 9.75% due 8/15/2007 (b)        3,000,000    3,022,500
                    NR*  NR*   5,000,000  Sterling Diagnostic Imaging, Inc., Term Loan B, due 9/30/2005      4,987,519    4,987,500
                    B-   B2    3,000,000  Sun Healthcare Group, Inc., 9.50% due 7/01/2007 (b)                3,000,000    3,082,500
                    B    B1    4,000,000  Vencor, Inc., 8.625% due 7/15/2007 (b)                             4,050,000    3,990,000
                                                                                                           -----------  -----------
                                                                                                            18,033,128   18,082,500
-----------------------------------------------------------------------------------------------------------------------------------
Manufacturing--1.4% B-   B3      500,000  Roller Bearing Co. of America, 9.625% due 6/15/2007 (b)              500,000      510,000
                    B-   B3    3,500,000  Tokheim Corporation, 11.50% due 8/01/2006                          3,928,750    3,946,250
                                                                                                           -----------  -----------
                                                                                                             4,428,750    4,456,250
-----------------------------------------------------------------------------------------------------------------------------------
Metals & Mining--   NR*  NR*   2,952,381  Adience, Inc., Holdco, Term Loan, due 10/17/2005                   2,941,521    2,952,381
6.5%                B+   B1      625,000  Americold Corporation, 11.50% due 3/01/2005                          673,438      670,312
                    NR*  B1    3,000,000  CSN Iron S.A., 9.125% due 6/01/2007 (b)                            2,986,655    2,902,500
                    BB   B1    3,000,000  The Carbide/Graphite Group, Inc., 11.50% due 9/01/2003             3,292,500    3,270,000
                    B    B2    5,000,000  G.S. Technologies Operating Co., 12% due 9/01/2004                 5,425,000    5,512,500
                    BB-  Ba3   2,000,000  Murrin, Murrin Holdings Party, 9.375% due 8/31/2007 (b)            2,000,000    1,991,384
                    B    B3    3,000,000  Westmin Resources Ltd., 11% due 3/15/2007                          3,166,250    3,210,000
                                                                                                           -----------  -----------
                                                                                                            20,485,364   20,509,077
-----------------------------------------------------------------------------------------------------------------------------------
Paper--9.7%         B    B3    5,000,000  Gaylord Container Corp., 9.75% due 6/15/2007 (b)                   5,000,000    5,075,000
                    BB-  Ba3   2,000,000  PT Indah Kiat Financial Mauritius, 10% due 7/01/2007 (b)           1,987,066    1,907,500
                    BB   Ba3   4,000,000  PT Pabrik Kertas Tjiwi Kimia, 10% due 8/01/2004 (b)                3,978,383    3,875,000
                    CCC  B2    4,000,000  Repap New Brunswick, Inc., 9.062% due 7/15/2000                    3,958,220    3,930,000
                    NR*  NR*   5,678,010  Riverwood International, Inc., Term Loan A, due 2/28/2003          5,685,107    5,692,205
                    NR*  NR*   9,946,809  Stone Container Corporation, Term Loan B, due 4/01/2000            9,865,633   10,027,627
                                                                                                           -----------  -----------
                                                                                                            30,474,409   30,507,332
-----------------------------------------------------------------------------------------------------------------------------------
Printing &          NR*  NR*   5,000,000  21st Century Newspapers, Inc., Term Loan B, due 9/15/2005          4,995,013    5,031,250
Publishing--4.2%    NR*  NR*   2,000,000  Big Flower Press Holdings Inc., 8.875% due 7/01/2007 (b)           1,983,784    1,960,000
                                          Foamex International, Inc.:
                    NR*  NR*   2,619,048   Term Loan B, due 6/30/2005                                        2,638,690    2,637,054
                    NR*  NR*   2,380,952   Term Loan C, due 6/30/2006                                        2,398,810    2,399,554
                    NR*  NR*   1,250,000  Von Hoffman Press Inc., Term Loan A, due 5/22/2003                 1,256,250    1,256,250
                                                                                                           -----------  -----------
                                                                                                            13,272,547   13,284,108
-----------------------------------------------------------------------------------------------------------------------------------
Retail
Specialty--0.6%     B-   B3    2,000,000  United Auto Group, Inc., 11% due 7/15/2007 (b)                     1,970,758    2,020,000
-----------------------------------------------------------------------------------------------------------------------------------
Shipping--2.0%      B+   B3    4,000,000  Equimar Shipholdings, Ltd., 9.875% due 7/01/2007 (b)               4,000,000    3,870,000
                    B+   B2    2,500,000  Global Ocean Carriers Ltd., 10.25% due 7/15/2007 (b)               2,462,289    2,490,625
                                                                                                           -----------  -----------
                                                                                                             6,462,289    6,360,625
-----------------------------------------------------------------------------------------------------------------------------------
Telecommunications--                      Brooks Fiber Properties, Inc.:
2.3%                NR*  NR*   3,000,000   10.501% due 3/01/2006 (d)                                         2,125,972    2,182,500
                    NR*  NR*  1,250,000    10% due 6/01/2007 (b)                                             1,267,187    1,315,625
                    NR*  NR*   3,500,000  Metronet Communications, Inc., 12% due 8/15/2007 (b)(e)            3,500,000    3,745,000
                                                                                                           -----------  -----------
                                                                                                             6,893,159    7,243,125
-----------------------------------------------------------------------------------------------------------------------------------
Telephone           B+   B2    2,500,000  Grupo Iusacell S.A., 10% due 7/15/2004 (b)                         2,500,000    2,565,625
Communications--                          Nextel Communications, Inc.:
7.3%                NR*  NR*   1,352,060   Revolving Credit, due 3/31/2003                                   1,352,060    1,338,962
                    NR*  NR*     936,329   Term Loan C, due 3/31/2003                                          923,678      927,259
                    NR*  NR*   5,000,000   Term Loan E, due 6/30/2003                                        4,995,005    4,995,000
                    NR*  NR*  10,000,000  Sprint Spectrum L.P., Term Loan, due 6/30/1998                    10,125,000   10,050,000
                    B-   Caa1  2,000,000  Telesystems International Wireless, Inc., 13.246% due
                                           6/30/2007 (b)(d)                                                  1,076,526    1,175,000
                    NR*  NR*   2,000,000  Unifi Communications, Inc., 14% due 3/01/2004 (b)                  1,830,132    1,930,000
                                                                                                           -----------  -----------
                                                                                                            22,802,401   22,981,846
-----------------------------------------------------------------------------------------------------------------------------------
Textile Mill        B+   B3    1,250,000  Delta Mills, Inc., 9.625% due 9/01/2007 (b)                        1,250,000    1,250,000
Products--2.2%                             Joan Fabrics:
                    NR*  NR*   3,618,421   Term Loan B, due 6/30/2005                                        3,612,999    3,661,390
                    NR*  NR*   1,881,579   Term Loan C, due 6/30/2006                                        1,878,759    1,903,923
                                                                                                           -----------  -----------
                                                                                                             6,741,758    6,815,313
-----------------------------------------------------------------------------------------------------------------------------------


                                     6 & 7

                                     Debt Strategies Fund, Inc., August 31, 1997

SCHEDULE OF INVESTMENTS (concluded)

                   S&P  Moody's   Face                                                                                      Value
INDUSTRIES       Rating Rating   Amount       Corporate Debt Obligations**+                                     Cost      (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
Transportation      NR*  NR* $ 5,000,000  Atlas Freight, Term Loan, due 5/29/2004                          $ 4,987,823  $ 5,015,625
Services--4.0%                             Autopistas del Sol S.A. (b):
                    BB-  NR*   1,250,000    9.35% due 8/01/2004                                              1,250,000    1,253,125
                    BB-  NR*   3,000,000    10.25% due 8/01/2009                                             3,000,000    3,067,500
                    B+   B1    3,000,000  Coach USA, Inc., 9.375% due 7/01/2007 (b)                          3,000,000    3,000,000
                    B+   B2      500,000  TFM S.A. de C.V., 10.25% due 6/15/2007 (b)                           500,000      513,750
                                                                                                          ------------  -----------
                                                                                                            12,737,823   12,850,000
-----------------------------------------------------------------------------------------------------------------------------------
                                          Total Corporate Debt Obligations--111.2%                         349,468,507  350,982,434
-----------------------------------------------------------------------------------------------------------------------------------
                                  Shares
                                   Held                   Preferred Stocks & Warrants
-----------------------------------------------------------------------------------------------------------------------------------
Cable Television                  12,500  Adelphia Communications Corp. (Class A) (b)                        1,250,000    1,346,875
Services--0.4%
-----------------------------------------------------------------------------------------------------------------------------------
Telephone                          2,000  Unifi Communications, Inc. (Warrants) (a)(b)                         113,180       40,000
Communications--
0.0%
-----------------------------------------------------------------------------------------------------------------------------------
                                          Total Preferred Stocks & Warrants--0.4%                            1,363,180    1,386,875
-----------------------------------------------------------------------------------------------------------------------------------
                                   Face
                                  Amount                     Short-Term Securities
-----------------------------------------------------------------------------------------------------------------------------------
Commercial                     $ 87,000   General Motors Acceptance Corp., 5.69% due 9/02/1997                  87,000       87,000
Paper***--0.0%
-----------------------------------------------------------------------------------------------------------------------------------
                                          Total Short-Term Securities--0.0%                                     87,000       87,000
-----------------------------------------------------------------------------------------------------------------------------------
                                          Total Investments--111.6%                                       $350,918,687  352,456,309
                                                                                                          ============
                                          Liabilities in Excess of Other Assets--(11.6%)                                (36,590,181)
                                                                                                                       ------------
                                          Net Assets--100.0%                                                           $315,866,128
                                                                                                                       ============
-----------------------------------------------------------------------------------------------------------------------------------

(a) Warrants entitle the Fund to purchase a predetermined number of shares of common stock/face amount of bonds. The purchase price and number of shares/face amount are subject to adjustments under certain conditions until the expiration date.
(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(d) Represents a zero coupon bond or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
(e)   Each $1,000 face amount contains one warrant of Metronet Communications,
      Inc.
*     Not Rated.
** Floating or Variable Rate Corporate Debt--The interest rates on floating or variable rate corporate debt are subject to change periodically based on the change in the prime rate of a US bank, LIBOR (London Interbank Offered Rate), or, in some cases, another base lending rate.
*** Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.
+     Corporate loans represent 49.5% of the Fund's net assets.

      See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

              As of August 31, 1997

---------------------------------------------------------------------------------------------------------
Assets:       Investments, at value (identified cost--$350,918,687) (Note 1b)                $352,456,309
              Cash...........................................................                   2,113,436
              Receivables:
                Interest..................................................... $ 4,800,468
                Investment adviser (Note 2)..................................      53,528       4,853,996
                                                                              -----------
              Deferred facility fees.........................................                      36,052
              Deferred organization expenses (Note 1f) ......................                      50,379
              Prepaid expenses and other assets .............................                     325,758
                                                                                              -----------
              Total assets...................................................                 359,835,930
                                                                                              -----------
---------------------------------------------------------------------------------------------------------
Liabilities:  Loans (Note 6).................................................                  40,100,000
              Payables:
                Securities purchased.........................................   3,124,444
                Interest on loans (Note 6)...................................      64,267
                Commitment fees..............................................      12,900       3,201,611
                                                                              -----------
              Accrued expenses and other liabilities.........................                     668,191
                                                                                              -----------
              Total liabilities..............................................                  43,969,802
                                                                                              -----------
---------------------------------------------------------------------------------------------------------
Net Assets:   Net assets.....................................................                $315,866,128
                                                                                             ============
---------------------------------------------------------------------------------------------------------
Capital:      Common stock, $.10 par value, 200,000,000 shares authorized....                 $ 3,121,022
              Paid-in capital in excess of par...............................                 308,540,527
              Undistributed investment income--net...........................                   2,583,516
              Undistributed realized capital gains on investments--net.......                      83,441
              Unrealized appreciation on investments--net....................                   1,537,622
                                                                                             ------------
              Total Capital--Equivalent to $10.12 per share based on
              31,210,217 shares of capital stock outstanding
              (market price--$10.0625).......................................                $315,866,128
                                                                                             ============
---------------------------------------------------------------------------------------------------------

              See Notes to Financial Statements.


                                     8 & 9

                                     Debt Strategies Fund, Inc., August 31, 1997

STATEMENT OF OPERATIONS

                         For the Period May 30, 1997+ to August 31, 1997
--------------------------------------------------------------------------------------------------------------------------
Investment Income        Interest and discount earned..........................                                $ 6,571,011
(Note 1e):               Facility and other fees...............................                                     35,017
                                                                                                               -----------
                         Total income..........................................                                  6,606,028
                                                                                                               -----------
--------------------------------------------------------------------------------------------------------------------------
Expenses:                Investment advisory fees (Note 2).....................         $  477,930
                         Loan interest expense (Note 6)........................             64,267
                         Professional fees.....................................             42,567
                         Borrowing costs (Note 6)..............................             19,386
                         Custodian fees........................................             15,276
                         Directors' fees and expenses..........................             13,804
                         Accounting services (Note 2)..........................             13,731
                         Printing and shareholder reports......................             11,465
                         Transfer agent fees (Note 2)..........................              9,139
                         Amortization of organization expenses (Note 1f).......              2,900
                         Pricing services......................................                814
                         Other.................................................              7,945
                                                                                        ----------
                         Total expenses before reimbursement...................            679,224
                         Reimbursement of expenses (Note 2)....................           (529,724)
                                                                                        ----------
                         Expenses after reimbursement..........................                                    149,500
                                                                                                               -----------
                         Investment income--net................................                                  6,456,528
                                                                                                               -----------
--------------------------------------------------------------------------------------------------------------------------
Realized &               Realized gain on investments--net.....................                                     83,441
Unrealized Gain on       Unrealized appreciation on investments--net...........                                  1,537,622
Investments-Net                                                                                                -----------
(Notes 1c, 1e & 3):      Net Increase in Net Assets Resulting from Operations..                                $ 8,077,591
                                                                                                               ===========
--------------------------------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                            For the Period
                                                                                                           May 30, 1997+ to
                         Increase (Decrease) in Net Assets:                                                August 31, 1997
--------------------------------------------------------------------------------------------------------------------------
Operations:              Investment income--net........................................                    $     6,456,528
                         Realized gain on investments--net.............................                             83,441
                         Unrealized appreciation on investments--net...................                          1,537,622
                                                                                                           ---------------
                         Net increase in net assets resulting from operations.........                           8,077,591
                                                                                                           ---------------
--------------------------------------------------------------------------------------------------------------------------

Dividends to             Investment income--net........................................                         (3,873,012)
Shareholders                                                                                               ---------------
(Note 1g):               Net decrease in net assets resulting from dividends
                         to shareholders...............................................                         (3,873,012)
                                                                                                           ---------------

--------------------------------------------------------------------------------------------------------------------------


Capital Share            Net proceeds from issuance of Common Stock...................                         311,561,549
Transactions (Note 4):                                                                                     ---------------
                         Net increase in net assets resulting from capital
                         share transactions...........................................                         311,561,549
                                                                                                           ---------------
--------------------------------------------------------------------------------------------------------------------------
Net Assets:              Total increase in net assets.................................                         315,766,128
                         Beginning of period..........................................                             100,000
                                                                                                           ---------------
                         End of period*...............................................                     $   315,866,128
                                                                                                           ===============
--------------------------------------------------------------------------------------------------------------------------

                       * Undistributed investment income--net..........................                    $     2,583,516
                                                                                                           ===============
--------------------------------------------------------------------------------------------------------------------------


STATEMENT OF CASH FLOWS

                                                                                                            For the Period
                                                                                                           May 30, 1997+ to
                                                                                                           August 31, 1997
--------------------------------------------------------------------------------------------------------------------------
Cash Provided by         Net increase in net assets resulting from operations.........                     $     8,077,591
Operating Activities:    Adjustments to reconcile net increase in net assets
                         resulting from operations to net cash provided by
                         operating activities:
                           Increase in receivables....................................                          (4,853,996)
                           Increase in other assets...................................                            (162,189)
                           Increase in other liabilities..............................                             495,358
                           Realized and unrealized gain on investments--net............                         (1,621,063)
                           Amortization of discount...................................                          (1,552,563)
                                                                                                           ---------------
                         Net cash provided by operating activities....................                             383,138
                                                                                                           ---------------
--------------------------------------------------------------------------------------------------------------------------

Cash Used for            Proceeds from sales of long-term investments.................                          39,383,333
Investing Activities:    Purchases of long-term investments...........................                        (386,854,623)
                         Purchases of short-term investments..........................                      (2,446,073,317)
                         Proceeds from sales and maturities of short-term
                         investments..................................................                       2,447,386,368
                                                                                                           ---------------
                         Net cash used for investing activities.......................                        (346,158,239)
                                                                                                           ---------------
--------------------------------------------------------------------------------------------------------------------------

Cash Provided by         Cash receipts on capital shares sold.........................                         311,561,549
Financing Activities:    Cash receipts from borrowings................................                          40,100,000
                         Dividends paid to shareholders...............................                          (3,873,012)
                                                                                                           ---------------
                         Net cash provided by financing activities....................                         347,788,537
                                                                                                           ---------------
--------------------------------------------------------------------------------------------------------------------------

Cash:                    Net increase in cash.........................................                           2,013,436
                         Cash at beginning of period..................................                             100,000
                                                                                                           ---------------
                         Cash at end of period........................................                     $     2,113,436
                                                                                                           ---------------
--------------------------------------------------------------------------------------------------------------------------
Cash Flow                Cash paid for interest.......................................                     $            --
Information:                                                                                               ===============
--------------------------------------------------------------------------------------------------------------------------

+ Commencement of operations.

  See Notes to Financial Statements.


                                    10 & 11

                                     Debt Strategies Fund, Inc., August 31, 1997
 FINANCIAL HIGHLIGHTS

                         The following per share data and ratios have been derived
                         from information provided in the financial statements.                  For the Period
                                                                                                May 30, 1997+ to
                         Increase (Decrease) in Net Asset Value:                                 August 31, 1997
-----------------------------------------------------------------------------------------------------------------
Per Share                Net asset value, beginning of period........................................   $   10.00
Operating                                                                                               ---------
Performance:             Investment income--net......................................................         .20
                         Realized and unrealized gain on investments--net ...........................         .04
                                                                                                        ---------
                         Total from investment operations............................................         .24
                                                                                                        ---------
                         Less dividends from investment income--net..................................        (.12)
                                                                                                        ---------
                         Net asset value, end of period..............................................   $   10.12
                                                                                                        =========
                         Market price per share, end of period.......................................   $ 10.0625
                                                                                                        =========
-----------------------------------------------------------------------------------------------------------------
Total Investment         Based on market price per share.............................................       1.86%++
Return:**                                                                                               =========
                         Based on net asset value per share..........................................       2.44%++
                                                                                                        =========
-----------------------------------------------------------------------------------------------------------------
Ratios to Average        Expenses, net of reimbursement and excluding interest expense...............        .11%*
Net Assets:                                                                                             =========
                         Expenses, net of reimbursement..............................................        .19%*
                                                                                                        =========
                         Expenses....................................................................        .86%*
                                                                                                        =========
                         Investment income--net......................................................       8.17%*
                                                                                                        =========
-----------------------------------------------------------------------------------------------------------------
Leverage:                Amount of borrowings, end of period (in thousands)..........................   $  40,100
                                                                                                        =========
                         Average amount of borrowings outstanding during the period (in thousands)...   $   4,100
                                                                                                        =========
                         Average amount of borrowings outstanding per share during the period .......   $     .14
                                                                                                        =========
-----------------------------------------------------------------------------------------------------------------
Supplemental             Net assets, end of period (in thousands)....................................   $ 315,866
Data:                                                                                                   =========
                         Portfolio turnover..........................................................      19.43%
                                                                                                        =========
-----------------------------------------------------------------------------------------------------------------

                   +     Commencement of operations.
                   *     Annualized.
                   **    Total investment returns exclude the effect of
                         sales loads. Total investment returns based on
                         market value, which can be significantly greater
                         or lesser than the net asset value, may result in
                         substantially different returns.
                   ++    Aggregate total investment return.

                         See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Debt Strategies Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. Prior to commencement of operations on May 30, 1997, the Fund had no operations other than those relating to organizational matters and the issuance of 10,000 shares of common stock to Fund Asset Management, L.P. ("FAM") for $100,000. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol DBS.

(a) Corporate debt obligations--The Fund invests principally in debt obligations of companies, including corporate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks, the Fund's investment in corporate loans could be considered concentrated in financial institutions.

(b) Valuation of investments--Corporate loans will be valued in accordance with guidelines established by the Board of Directors. Under the Fund's current guidelines, corporate loans will be valued at the average of the mean between the bid and asked quotes received by one or more brokers, if available.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps, and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market price quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and


                                    12 & 13

                                     Debt Strategies Fund, Inc., August 31, 1997

NOTES TO FINANCIAL STATEMENTS (concluded)

floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Facility fees are accreted to income over the term of the related loan.

(f) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(g) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services the Fund pays a monthly fee at an annual rate of 0.60% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage. For the period May 30, 1997 to August 31, 1997, FAM earned fees of $477,930, all of which was voluntarily waived. In addition, FAM reimbursed the Fund $51,794 for additional expenses.

Accounting services are provided to the Fund by FAM at cost.

The Fund's leverage facility is currently provided by Merrill Lynch International Bank Limited, an affiliate of FAM (as further described in Note 6).

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period May 30, 1997 to August 31, 1997 were $389,979,067 and $39,383,333, respectively.

Net realized and unrealized gains as of August 31, 1997 were as follows:

--------------------------------------------------------------------------------
                                                     Realized         Unrealized
                                                      Gains             Gains
--------------------------------------------------------------------------------
Long-term investments ...................          $  83,380          $1,537,622
Short-term investments ..................                 61                  --
                                                   ---------          ----------
Total ...................................          $  83,441          $1,537,622
                                                   =========          ==========
--------------------------------------------------------------------------------

As of August 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $1,537,622, of which $3,168,723 related to appreciated securities and $1,631,101 related to depreciated securities. The aggregate cost of investments at August 31, 1997 for Federal income tax purposes was $350,918,687.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of Common Stock, par value $.10 per share. For the period May 30, 1997 to August 31, 1997, 31,200,217 shares were sold from the issuance of Common Stock.

5. Unfunded Loan Interests:

As of August 31, 1997, the Fund had unfunded loan commitments of $19,266,135, which would be extended at the option of the borrower, pursuant to the following loan agreements:

--------------------------------------------------------------------------------
                                                                     Unfunded
                                                                    Commitment
Borrower                                                          (in thousands)
--------------------------------------------------------------------------------
AMF Group Inc. ...............................................            $  122
Ameriserve Food Company ......................................             3,288
Bruno's Inc. .................................................             1,946
International HomeFoods, Inc. ................................             1,355
Metro Goldwyn Mayer (MGM) ....................................               936
Nextel Communications, Inc. ..................................             2,494
Viasystems Tech ..............................................             5,000
Von Hoffman Press Inc. .......................................             3,750
Whittaker Corporation ........................................               375
--------------------------------------------------------------------------------

6. Short-Term Borrowings:

On August 7, 1997, the Fund entered into a credit agreement with Merrill Lynch International Bank Limited, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Inc. and of FAM. The agreement is a $160,000,000 credit facility bearing interest at the Federal Funds rate plus 0.25% and/or LIBOR plus 0.25%, with a maturity date of August 7, 1998. For the period May 30, 1997 to August 31, 1997, the maximum amount borrowed was $40,100,000, the average amount borrowed was approximately $4,100,000 and the daily weighted average interest rate was 6.02%. For the period May 30, 1997 to August 31, 1997, facility and commitment fees aggregated approximately $19,000.

7. Subsequent Event:

On September 16, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.082777 per share, payable on September 29, 1997 to shareholders of record as of September 18, 1997.

OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Ronald Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Senior Vice President
R. Douglas Henderson, Vice President
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian
The Bank of New York
110 Washington Street
New York, NY 10286

Transfer Agent
The Bank of New York
101 Barclay Street
New York, NY 10286

NYSE Symbol
DBS

This report, including the financial information herein, is transmitted to the shareholders of Debt Strategies Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

Debt Strategies
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #DEBT01--8/97

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